UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 11, 2026

Transportation and Logistics Systems, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-34970	26-3106763
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

110 Chestnut Ridge Road, Suite 444

Montvale, New Jersey 07645

(Address of Principal Executive Offices)

(833) 764-1443

(Issuer’s telephone number)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 11, 2026, Transportation and Logistics Systems, Inc., a Nevada corporation (the “Company”), held a special meeting of stockholders (the “Special Meeting”), which was conducted virtually via live webcast. As of June 11, 2026, the record date for the Special Meeting, there were 5,889,437,474 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and 110,424 shares of the Company’s Series J Senior Convertible Preferred Stock (the “Series J Preferred Stock”), issued and outstanding and entitled to vote at the Special Meeting. Each share of Common Stock was entitled to one vote and each share of Series J Preferred Stock was entitled to 100,000 votes, voting together with the Common Stock as a single class, for an aggregate of 16,931,837,474 votes entitled to be cast at the Special Meeting. A total of 10,463,994,393 votes, representing approximately 61.80% of the votes entitled to be cast, were present in person or represented by proxy at the Special Meeting, which constituted a quorum. The proposals voted upon at the Special Meeting are described in greater detail in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on June 29, 2026 (the “Proxy Statement”), the relevant portions of which are incorporated herein by reference. Set forth below are the final voting results for each of the proposals submitted to a vote of the Company’s stockholders at the Special Meeting.

Proposal No. 1 — Approval of an amendment to the Company’s Amended and Restated Articles of Incorporation, as amended, to effect a reverse stock split of the Company’s issued and outstanding shares of common stock at a ratio of 5,000-for-1. The proposal was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
9,610,239,283	852,596,155	1,158,955	0

Proposal No. 2 — Approval of an adjournment of the Special Meeting from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of Proposal No. 1 in the event the Company did not receive the requisite stockholder vote to approve such proposal or to establish a quorum. The proposal was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
9,600,169,766	847,018,793	16,805,834	0

Notwithstanding the approval of Proposal No. 1 by the Company’s stockholders, the reverse stock split will not become effective until, among other things, the Company has obtained approval from the Financial Industry Regulatory Authority (“FINRA”) for the processing of the reverse stock split and has filed a certificate of amendment to its Amended and Restated Articles of Incorporation, as amended, with the Secretary of State of the State of Nevada.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 12, 2026	TRANSPORTATION AND LOGISTICS SYSTEMS, INC.

	By:	/s/ Sebastian Giordano
	Name:	Sebastian Giordano
	Title:	Chief Executive Officer